UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  June 5, 2024

AULT ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11411 Southern Highlands Parkway, Suite 240, Las Vegas, NV 89141

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AULT	NYSE American
13.00% Series D Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	AULT PRD	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On June 4, 2024 (the “Execution Date”), Ault Alliance, Inc., a Delaware corporation (the “Company”), entered into a Loan Agreement (the “Credit Agreement”) with OREE Lending Company, LLC and Helios Funds LLC, as lenders (collectively, the “Lender”). The Credit Agreement provides for an unsecured, non-revolving credit facility in an aggregate principal amount of up to $20,000,000, provided, however, that at no point will the Company be allowed to have outstanding Advances in a principal amount received of more than $2,000,000.

All loans under the Credit Agreement (collectively, the “Advances”) shall be evidenced by a promissory note. The Lender made an Advance to the Company of $1,500,000 on the Execution Date. The Advances are due December 4, 2024 (the “Maturity Date”), provided, however, that if on such date, the Company has executed an equity line of credit agreement relating to the sale of shares of the Company’s 13.00% Series D Cumulative Redeemable Perpetual Preferred Stock, has an effective registration statement relating thereto and is not currently in default under such agreement, then the Maturity Date shall be automatically extended until June 4, 2025. The Lender is not obligated to make any further Advances under the Credit Agreement after the Maturity Date. Advances under the Credit Agreement will include the addition of an original issuance discount of 20% to the amount of each Advance and all Advances will bear interest at the rate of 15.0% per annum and may be repaid at any time without penalty or premium.

The obligations of the Company under the Credit Agreement are secured by a guaranty (the “Guaranty”) provided by Milton C. Ault, the Executive Chairman of the Company.

The foregoing descriptions of the Credit Agreement and Guaranty do not purport to be complete and are qualified in their entirety by reference to the form of Credit Agreement and Guaranty, which are annexed hereto as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.  The foregoing does not purport to be a complete description of the rights and obligations of the parties thereunder and such descriptions are qualified in their entirety by reference to such exhibits.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit No.	Description

10.1	Form of Loan Agreement.

10.2	Form of Guaranty.

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AULT ALLIANCE, INC.

Dated: June 5, 2024	/s/ Henry Nisser
Henry Nisser President and General Counsel